Exhibit 99.1

Initial Public Offering

9,545,000 shares sold

10,308,600 shares outstanding(with

charitable foundation shares)

$10.00 per share

October 2005

This presentation is for informational

purposes only and does not constitute an

offer to sell shares of common stock of

Legacy Bancorp, Inc.

For more information, please refer to the

Prospectus dated September 12, 2005 and

Form 10-Q for the quarter ended June 30, 2005

Forward Looking Statements

This presentation contains forward-looking statements which involve risks and uncertainties. The Company’s actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company’s local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise.

Please refer to the Prospectus dated September 12, 2005 for further information about “Risk Factors” that may affect the Company’s actual future results.

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Corporate Overview

Corporate Overview – Legacy Bancorp

•	Established in 1890 as a Massachusetts-chartered savings bank.

•	Non-stock MHC formed in 1997.

•	Headquartered in Pittsfield, Massachusetts

•	10 branch offices located throughout Berkshire County: Great Barrington, Lee, Lenox, North Adams, Otis and Pittsfield.

•	As of June 30, 2005 (Pre-conversion)

•	Total assets of $706.9 million

•	Net loans of $520.5 million

•	Deposits of $484.0 million

•	Equity of $61.1 million

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Market Demographics – Legacy Bancorp

•	June 30, 2005 FDIC Summary of Deposits Report:

•	12 institutions operating in Berkshire County with 56 offices and a total of $2.7 billion in deposits.

•	Legacy Banks ranked 2nd with a 17.8% market share in Berkshire County.

•	Legacy Banks’ deposit market share in Massachusetts is 0.3%.

•	The population and number of households in Berkshire County is 132,778 and 56,087 respectively.

•	Because of the difficulty of growing within a market experiencing a declining population, Legacy Banks intends to expand into more vibrant markets including the Albany-Schenectady-Troy MSA in New York where the population and number of households was 850,422 and 343,867, respectively.

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Berkshire County Market Share

Rank	Institution	Type	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)	Percent of Parent Deposits (%)
1	Berkshire Bank (MA)	Savings Bank	13	862,853	31.71	65.28
2	Legacy Banks (MA)	Bank	10	484,111	17.79	100.00
3	TD Banknorth NA (ME)	Bank	9	323,258	11.88	1.21
4	Hoosac Bank (MA)	Bank	2	191,261	7.03	59.64
5	Pittsfield Co-operative Bank (MA)	Savings Bank	4	173,804	6.39	100.00
6	Lee Bank (MA)	Bank	3	168,024	6.18	78.07
7	South Adams Savings Bank (MA)	Savings Bank	3	145,287	5.34	100.00
8	Adams Co-operative Bank (MA)	Savings Bank	3	136,255	5.01	100.00
9	Williamstown Svgs Bk (MHC) (MA)	Bank	1	129,455	4.76	40.36
10	Citizens Bank of Massachusetts (MA)	Bank	4	48,872	1.80	0.05
11	Lenox National Bank (MA)	Bank	2	46,062	1.69	100.00
12	Salisbury Bank & Trust Co. (CT)	Bank	2	11,466	0.42	3.99

	Totals	12	56	2,720,708	100.00

*	Source: FDIC, Data as of June 30, 2005.

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Experienced Management Team

Officer	Title	Years at Legacy	Age
J. Williar Dunlaevy	CEO and Chairman	36	59
Michael A. Christopher	COO and President	12	61
Steven F. Pierce	Executive Vice President	32	54
Stephen M. Conley	Senior VP, Treasurer & CFO	30	57
Richard M. Sullivan	Senior Vice President	4	54

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Financial Highlights

Legacy Banks – Balance Sheet Composition

Total Assets (in millions)

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Legacy Banks – Balance Sheet Composition

Total Net Loans (in millions)

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Legacy Banks – Balance Sheet Composition

Total Deposits (in millions)

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Legacy Banks – Balance Sheet Composition

Loan Mix	Deposit Mix

At April 30, 2005

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Legacy Banks – Credit Quality

*	Ratios as of June 30, 2005.

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Legacy Banks – Credit Quality

	Legacy[1]	US Banks[2]	US Thrifts[2]
NPA/Assets	0.17%	0.25%	0.28%
NPL/Loans	0.23%	0.29%	0.38%
LLR/NPL	327.63%	253.15%	179.43%
LLR/Loans	0.76%	1.21%	0.82%

[1]	Legacy ratios are as of 06/30/05.

[2]	Source: SNL Database. Includes all public banks and thrifts. Data is as of 6/30/05.

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Legacy Banks – Net Income

Net Income (in millions)

*	Data for the six month period ended 6/30/05.

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Offering Overview

Offering Highlights

•	The shares were offered in a Subscription Offering to eligible Legacy Banks’ depositors, employees, officers, directors, trustees and corporators in accordance with priorities set forth in the Plan of Conversion.

•	In connection with the conversion, Legacy Bancorp contributed $7.6 million in stock to a Charitable Foundation.

Offering Summary
General
# of Shares Offered	9,545,000
Charitable Foundation Shares (8%)	763,600

Total Shares Outstanding	10,308,600

Net Proceeds	$92.7	M

Pricing
Offering P/B	71.58%
Offering P/Tang Book	72.83%
Offering P/E	22.22	x

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Reasons for the Conversion

•	Support Internal Growth

•	Enhance existing products and services; develop new products and services

•	Facilitate growth through de novo branching in Berkshire County and contiguous markets, including eastern NY

•	Facilitate growth by seeking out acquisition opportunities of both branch offices and whole banks

•	Improve overall competitive position

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Business Strategy

•	Increase loan portfolio in existing markets and through expansion into new markets

•	Maintain strong asset quality

•	Increase deposit market share in the markets we serve

•	Expand our banking franchises through de novo branching and possibly whole-bank or branch acquisitions

•	Increase non-interest income

•	Improve operating efficiency and cost control

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Peer Group Comparison

	Legacy Bancorp, Inc.[1]		Medians Mid- Atlantic and New England Thrifts[2]		Medians National Thrifts[3]		Medians Appraisal Peers[4]
Price / Earnings	29.67	x	13.80	x	15.10	x	15.60	x
Price / Book	95.56%		134.60%		132.30%		117.80%
Price / Tang Book	97.23%		139.00%		141.50%		129.60%

[1]	Pricing ratios shown at maximum of the offering range, based on the $13.35 LEGC closing price at October 28, 2005 and pro forma April 2005 financial information per page 33 of the prospectus ($.45 - annualized earnings; $13.97 - book value; $13.73 - tangible book value).

[2]	Source: SNL Financial for the latest reported twelve month period. Includes public companies with $350M to $1.0B in assets. Pricing ratios are based on closing prices at 10/27/05. Excludes MHC’s & merger targets.

[3]	Source: SNL Financial for the latest reported twelve month period. Includes public companies with $400M to $1.0B in assets. Pricing ratios are based on closing prices at 10/27/05. Excludes MHC’s & merger targets.

[4]	Source: SNL Financial for the latest reported twelve month period. Keller & Co. peer group includes: NIDB, MFLR, UCBC, FCAP, CEBK, NHTB, CNY, PVFC, MFSF, and BHL. Pricing ratios are based on closing prices at 10/27/05.

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Investment Attributes

•	Strategically positioned institution in a demographically attractive market area

•	Strong management

•	Vast experience in banking industry

•	Strong asset quality

•	Consistent loan growth over the past 3 years

•	Established local identity in communities served

•	Well-capitalized

•	Attractive valuation

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Any Questions?